_________________________

AMENDMENT TO

PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

CRYOTHERM, INC.

THE SELLING STOCKHOLDERS OF CRYOTHERM, INC. EXECUTING THIS AGREEMENT

AND

FORGE, INC.

_________________________

AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

               This Amendment to Purchase Agreement and Plan of Reorganization is entered into as of this 25th day of August, 2003 ("Agreement"), by and among Cryotherm, Inc., a Delaware corporation ("CRYO”), the undersigned Selling Stockholders of CRYO (the “Majority Selling Stockholders,” and together with the other Selling Stockholders who join as signatories to this Agreement after the date hereof as provided herein, the "Selling Stockholders") and FORGE, INC., a Delaware corporation ("FORGE").

RECITALS

               WHEREAS, CRYO, FORGE, the Majority Selling Stockholders and the Selling Stockholders (the “Parties”) entered into a Purchase Agreement and Plan of Reorganization as of July 28, 2003 (the “Acquisition Agreement”);

               WHEREAS, the Parties have agreed to amend the Acquisition Agreement on the terms and subject to the conditions as set forth in this agreement.

               NOW, THEREFORE, in consideration of the covenants, promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
AMENDMENTS

1.               The Acquisition Agreement is hereby amended as set forth below:

               A.               Section 1.2 is hereby deleted and replaced with the following:

               “1.2               Exchange of Stock. On closing of this Agreement and the Plan of Reorganization, each share of CRYO common stock held by each Selling Stockholder will be exchanged for 0.2345679 shares of common stock of FORGE, such that the outstanding 32,326,000 shares of common stock of CRYO will be exchanged for 7,582,642 shares of FORGE Common Stock if all stockholders of CRYO execute this Agreement. In addition, on closing of this Agreement and the Plan of Reorganization, the outstanding options and warrants to purchase 1,510,000 shares of CRYO will be exchanged for options or warrants, as applicable, to purchase 354,198 shares of FORGE common stock at a price of $0.30 per share. In addition, on closing of this Agreement and the Plan of Reorganization, the outstanding convertible notes made by CRYO in favor of certain Cryotherm shareholders (the “CRYO Convertible Note Holders”) that are currently convertible into 2,740,000 shares of CRYO Common Stock, as described in Schedule 4.6 of this Agreement (the “CRYO Convertible Notes”), will be exchanged for convertible notes made by FORGE in favor of the CRYO Convertible Note Holders (the “FORGE Convertible Notes”). The FORGE Convertible Notes will be convertible into not more than 642,716 shares of FORGE Common Stock.

               No certificates representing fractional FORGE shares shall be issued pursuant to this section. All shares certificates representing the shares of FORGE Common Stock to be issued on Closing will be endorsed with the following legend pursuant to the United States Securities Act of 1933 (the “Securities Act”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

B.               The condition precedent to closing in favor of Forge as provided by Section 6.1(l) is hereby deleted and replaced with the following”

               “(l)               Options. The holders of the outstanding options to purchase 1,510,000 shares of CRYO Common Stock will have agreed to exchange their options for options to purchase shares of FORGE Common Stock, on the basis of 0.2345679 FORGE options for each CRYO option, at an exercise of $0.30 per post-split share, such that there will be options to purchase 354,198 shares of FORGE common stock upon completion of the Plan of Reorganization. This agreement may be express or implied as a result of the terms and conditions of the option agreement between CRYO and the optionee.”

C.               The condition precedent to closing in favor of CRYO as provided by Section 6.2(c) is hereby deleted.

D.               The condition precedent to closing in favor of CRYO as provided by Section 6.2(d) is hereby deleted and replaced with the following.

               “(d)               Debt Conversion. FORGE will have completed the conversion of $420,000 of outstanding debt into 4,200,000 shares of FORGE Common Stock (the “FORGE Debt Conversion”), which debt will include the debt owed to Camino Enterprises Ltd., the personal holding company of Mr. Dan Hunter, a director of FORGE, and certain other creditors and assigns. Each creditor of FORGE participating in the FORGE Debt Conversion will contractually agree that they will not sell the shares of FORGE Common Stock received on completion of the FORGE Debt Conversion for a period of one year. This contractual one year hold period will be in addition to any hold period imposed by applicable securities laws.”

E.               The condition precedent to closing in favor of CRYO as provided by Section 6.2(e) is hereby deleted.

F.               The covenant of Forge as provided by Section 7.1 is hereby deleted and replaced with the following.

               “7.1               FORGE. FORGE agrees to use its best efforts to complete the FORGE Debt Settlement.”

G.               Section 7.11 is hereby deleted and replaced with the following:

               “7.11               FORGE Board of Directors. Concurrent with the Closing of the Plan of Reorganization, the board of directors of FORGE will be increased to four directors and the current directors of FORGE will have adopted resolutions appointing Lawrence Shultz and James E. Gayle of CRYO to the board of directors, such that the board of directors upon closing will consist of: Dan Hunter, Jim McKenzie, Lawrence Shultz and James Gayle, with CRYO maintaining the right to subsequently appoint its nominee as a fifth director to the board.”

H.               Section 8.2 is hereby deleted and replaced with the following:

                “8.2               Closing Deliveries of FORGE. At Closing, FORGE will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to CRYO:

               (a)               copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and stockholders of FORGE evidencing approval of this Agreement and the Plan of Reorganization, appointing Lawrence Shultz and Jim Gale to the board of directors of FORGE and authorizing a shareholder meeting to ratify the company name change to “Encore Clean Energy Inc.”, ratify a 3 for 1 forward stock split, and ratify an increase to the authorized capital of FORGE to 100,000,000 shares of common stock;

               (b)               a certificate of an officer of FORGE, dated as of Closing, certifying that (a) each covenant and obligation of FORGE has been complied with, and (b) each representation, warranty and covenant of FORGE is true and correct at the Closing as if made on and as of the Closing;

               (c)               share certificates representing Forge Shares duly endorsed with the legends respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States, as contemplated by this Agreement;

               (d)               evidence of the completion of the FORGE Debt Conversion;

               (e)               the FORGE Convertible Notes in the names of the CRYO Convertible Note Holders;

               (f)               option agreements and warrant certificates in the names of those holders of options and warrants to purchase shares of CRYO Common Stock who have agreed to the exchange of their respective options and warrants for options and warrants to purchase shares of FORGE Common Stock, as contemplated by this Agreement.”

After giving effect to the 3 for 1 forward split, CRYO shareholders will have redeemed each pre-merger CRYO share for 0.7037037 post-merger shares of FORGE.

2.               In order to give effect to this Agreement, Selling Shareholders who have executed the Joinder attached to the Acquisition Agreement prior to the execution of this Agreement will execute the Additional Joinder attached hereto to this Agreement. Selling Shareholders who have not executed the Joinder attached to the Acquisition Agreement prior to the execution of this Agreement will execute the Amended Joinder attached to this Agreement.

3.               The Acquisition Agreement will continue in full force and effect without amendment except as expressly provided by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

FORGE, INC.

By:________________________________

CRYOTHERM, INC.

By:________________________________

               The “Majority Cryotherm Selling Stockholders”:

___________________________________
Larry Shultz

___________________________________
Robert Hunt

JOINDER OF SELLING STOCKHOLDERS OF CRYOTHERM, INC.

Pursuant to the Purchase Agreement and Plan of Reorganization between Forge, Inc. and Cryotherm, Inc. dated July 28, 2003 (the “Purchase Agreement and Plan of Reorganization”), as amended by the Amendment to Purchase Agreement and Plan of Reorganization dated August 25, 2003 (the “Amendment Agreement”), the undersigned Selling Stockholder(s), who is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act, does (do) hereby severally join in, and agree to be bound by, the terms and conditions of the Purchase Agreement and Plan of Reorganization, as amended by the Amendment Agreement, applicable to “Selling Stockholders” in accordance with the terms thereof, effective as of July 28, 2003, and shall upon their signature below be deemed a party thereto for all purposes in accordance with the terms thereof.

In addition, the undersigned, xxxxxxxxxxxxxx, hereby delivers: xxx,000 shares of the common stock of Cryotherm, Inc., represented by stock Certificate(s) Number(s): C-xxx inclusive, standing in the name of the undersigned on the books of Cryotherm, Inc. (Delaware), to be redeemed initially at a 0.2345679 conversion rate for:

xxxxxx newly issued shares of Forge, Inc. After shareholder ratification of the corporate name change and 3-for-1 forward stock split, the Selling Shareholder shall have received a total of xxxxx shares of Encore Clean Energy, Inc., such that each pre-merger Cryotherm share will have been redeemed for 0.7037037 post-split shares of the post-merger company.

The Selling Stockholder is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act by virtue of satisfying one or more of the following categories (please place an "X" on each appropriate box):

☐	Category 1. Any director or executive officer of FORGE;

☐	Category 2. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase, exceeds $1,000,000;

☐
Category 3. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

☐
Category 4. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Category 5. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐
Category 6. Any bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)A of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the 1934 Act; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the 1933 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivision, for the benefit of its employees if such plan has total assets in excess of $5,000,000; and an employee benefit plan within the meaning of Title I of the Employee

Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of said Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐
Category 7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the 1933 Act;

☐
Category 8. Any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act; or

☐	Category 9. Any entity in which all of the equity owners are accredited investors;

The undersigned does (do) hereby irrevocably constitute and appoint FORGE's transfer agent, StockTrans, located at 44 West Ardmore, PA 19003, as attorney to transfer the said stock on the books of Cryotherm, Inc. with full power of substitution in the premises.

Dated: _________________________

Shareholder Signature(s): _____________________________________

Social Security or Taxpayer ID #: _____________________________

In order to receive your new shares in Encore Clean Energy, Inc., please fill in all appropriate information and send this original signed document to:

Michael Taylor, Esq.
Cane O'Neill Taylor, LLC
2300 W. Sahara Ave.
Suite 500
Las Vegas, Nevada, 89102
Tel: 702-312-6255

Please also fill in your shareholder address for us to send your new stock certificate(s) in the newly merged company:

_______________________________________________
name

_______________________________________________
street address

_______________________________________________
city state zip

ADDITIONAL JOINDER OF SELLING STOCKHOLDERS OF CRYOTHERM, INC.

Pursuant to the Purchase Agreement and Plan of Reorganization between Forge, Inc. and Cryotherm, Inc. dated July 28, 2003 (the “Purchase Agreement and Plan of Reorganization”), the undersigned Selling Stockholder, who is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act, executed a joinder whereby the Selling Shareholder severally joined in and agreed to be bound by the terms and conditions of the Purchase Agreement and Plan of Reorganization applicable to “Selling Stockholders” in accordance with the terms thereof. The undersigned Selling Shareholder by execution of this Additional Joinder hereby agrees to by bound by the terms of the Amendment to Purchase Agreement and Plan of Reorganization dated August 25, 2003, a copy of which has been received by the undersigned Selling Shareholder, whereby the Purchase Agreement and Plan of Reorganization has been amended.

Dated: _________________________

Shareholder Signature: _____________________________________

Name of Selling Shareholder: _______________________________________________